© Atkore Investor Presentation & Company Overview September 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Secular Tailwinds Our solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Strong Financial Profile & Long-Term Outlook Strong liquidity position with a balance sheet ready to support and help drive future growth 3

4© Atkore Our Foundation Is the Atkore Business System

5© Atkore Our Products Are All Around You HDPE Conduit Wire Basket Cable Tray & Fittings Telescoping Sign Support System Cable Tray, Ladder & Fittings Steel Conduit & Fittings PVC and Metal Trunking Electrical Prefabrication Flexible & Liquid Tight Electrical Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor PVC and Fiberglass Electrical Conduit & Fittings Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum

Our Business Has Transformed Since IPO

Atkore

Transformed sales mix to drive significant revenue growth and profitability through organic and inorganic activities while increasing our total addressable market opportunity



Adjusted EBITDA Margin[1]
15.1%
Adjusted EBITDA Margin[1]
34.3%
Net Sales by Key Product Area[2]
$1.5B
18%
23%
18%
24%
17%
7 Acquisitions Completed
$3.9B
39%
19%
17%
14%
11%
FY2017
FY2022
Total Addressable Market Opportunity
Atkore
$40B+
>2X Addressable Market Increase Since IPO
Plastic Pipe, Conduit & Fittings
Metal Electrical Conduit & Fittings
Metal Framing, Cable Management & Construction Services
Electrical Cable & Flexible Conduit
Mechanical Tube & Other

© Atkore

1. See non-GAAP reconciliation in appendix.
2. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.

Source: Management estimates.

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7© Atkore New Large Tube Capacity & Capabilities Provide Opportunity Solar megatrend represents a growth and category expansion opportunity — leveraging recent capability and capacity investments for mechanical tubing products that can be used in renewable energy applications. In May 2022, unveiled two manufacturing lines for producing mechanical tube for use in utility- scale solar projects in our Phoenix, Arizona facility Investment in new Hobart, Indiana facility will provide opportunity to support growth from solar and other large tube applications 7

8© Atkore Solid Results in Q3 2023 1. See non-GAAP reconciliation in appendix. 493.5 384.9 853.7 1,061.6 895.9 919.1 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +2.6% 88.5 63.7 274.3 377.5 276.0 270.3 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 -2.1% 1.04 0.67 3.96 6.07 4.87 5.72 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +17.5% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.75 0.49 3.64 5.74 4.31 5.13 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +19.0% Diluted EPS $/share Q3 volume growth of 2%; continue to expect mid single digit percentage volume growth for FY 2023 Year to date operating cash flow up 52% versus prior year; repurchased $147M in stock in Q3 2023, and have repurchased over $416M in FY 2023 YTD; approximately $384M in remaining stock repurchase authorization Changed FY 2023 accounting treatment for solar credits related to the Inflation Reduction Act which created a larger than expected tax benefit in Q3, and an unfavorable impact versus prior projections for both Adjusted EBITDA and Adjusted Diluted EPS in Q4 Business Update 36.6 24.1 175.3 254.3 174.2 201.3 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q2 2023 Q3 2023 +15.6%

Solar Credit Accounting Treatment Explanation

Background and Update

- In Q1 and Q2 2023, Atkore utilized the Government Grant Accounting Model (GGAM) regarding transferability of the solar credits being generated as part of the Inflation Reduction Act (IRA)[1] and included the credits as a reduction of cost of sales
- Beginning in Q3 2023, Atkore changed the accounting treatment for the solar tax credits to utilize the ASC 740 Accounting Model (ASC 740), which records the benefit of the credits as a reduction of tax provision instead of a reduction of cost of sales
- Atkore will return to GGAM Accounting regarding the solar credits in FY 2024

Q3 Solar Credit Bridges

Net Sales



$924M
$5
$919M
Q3 Assuming GGAM
Variance
Q3 Actual Results

Tax Rate



24.4%
1580 bps
8.6%
Q3 Assuming GGAM
Variance
Q3 Actual Results

Adjusted EBITDA[2]



$291M
$21
$270M
Q3 Assuming GGAM
Variance
Q3 Actual Results

Adjusted Diluted EPS[2]



$5.22
$0.50
$5.72
Q3 Assuming GGAM
Variance
Q3 Actual Results

© Atkore

1. For additional details, see Note 2, "Revenue from Contracts with Customers" in our forms 10-Q filed May 9, 2023 and August 8, 2023.
2. See non-GAAP reconciliation in appendix

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10© Atkore Cash Flow from Operating Activities Q3 2023 YTD Cash Bridge Cash Flow Summary $564 $123 $83 $416 $13 FY22 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures M&A Stock Repurchases Net Other Uses of Cash Q3 2023 YTD Cash Balance $389M $318M $372M $564M Q3 2022 YTD Q3 2023 YTD +52% 54% 103% Cash flow from Operating Activities as % of Net Income

11© Atkore Capital Deployment Framework 1. Plan announced in November 2021. Capital Deployment Focused on Driving Growth in Adjusted Diluted EPS Capital Deployment Model – FY 2023 & Forward Capital Expenditures, Organic Growth, and Capacity Investments M&A Stock Repurchases Priority Uses for Capital Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities ~$200M in expected capital expenditures in FY23; includes investment in HDPE product expansion initiatives; Expect future capital spending to be between 3-4% of net sales Solid pipeline with a disciplined approach; Expect M&A to be focused on growing portfolio to expand and capture more of our total addressable market $1.3B in authorization; over $915M in stock repurchases completed since initial program authorization in November 2021 Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period Status Update

12© Atkore Appendix

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Income tax expense	290,186	192,144	49,696	45,618	29,707	41,486
Depreciation and amortization	84,415	78,557	74,470	72,347	66,890	54,727
Interest expense, net	30,676	32,899	40,062	50,473	40,694	26,598
Restructuring charges	—	—	3,284	3,804	1,849	1,256
Stock-based compensation	17,245	17,047	13,064	11,798	14,664	12,788
Loss on extinguishment of debt	—	4,202	273	—	—	9,805
Gain on purchase of a business	—		—	(7,384)	—	—
Gain on sale of a business	—	—	—	—	(27,575)	—
Gain on sale of joint venture	—	—	—	—	—	(5,774)
Transaction costs	3,424	667	196	1,200	9,314	4,779
Other (a)	2,410	(15,826)	(6,712)	7,501	(639)	(2,696)
Adjusted EBITDA	$ 1,341,790	$ 897,547	$ 326,635	$ 324,408	$ 271,549	$ 227,608
Net Sales	3,913,949	2,928,014	1,765,421	1,916,538	1,835,139	1,503,934
Adjusted EBITDA Margin	34.3 %	30.7 %	18.5 %	16.9 %	14.8 %	15.1 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

© Atkore

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Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Three months ended June 30, 2023	March 31, 2023	June 24, 2022	June 25, 2021	June 26, 2020	June 28, 2019
Net income	$ 201,288	$ 174,194	$ 254,313	$ 175,297	$ 24,078	$ 36,550
Interest expense, net	8,682	8,475	7,243	8,090	9,421	12,789
Income tax expense	18,931	53,364	88,041	61,654	8,672	11,106
Depreciation and amortization	30,105	28,598	20,428	20,166	18,316	17,760
Stock-based compensation	5,966	6,863	4,625	3,768	1,656	4,120
Other [(a)]	5,289	4,547	2,880	5,289	1,581	6,156
Adjusted EBITDA	$ 270,262	$ 276,041	$ 377,530	$ 274,264	$ 63,724	$ 88,481

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, "Goodwill and Intangible Assets" in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

© Atkore

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15© Atkore Net Income to Adjusted EBITDA Reconciliation (Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Interest expense, net 8,682 Income tax expense 58,674 Depreciation and amortization 30,105 Stock-based compensation 5,966 Other (b) 5,289 Adjusted EBITDA $ 290,509 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. (b) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs. Consolidated Atkore Inc.

16© Atkore Earnings Per Share Reconciliation (Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Less: Undistributed earnings allocated to participating securities 3,086 Net income available to common shareholders $ 178,707 Denominator: Basic weighted average common shares outstanding Effective of dilutive securities: Non-participating employee stock options 38,132 Diluted weighted average common shares outstanding 525 Weighted-average Diluted Common Shares Outstanding 38,657 Basic earnings per share $ 4.69 Diluted earnings per share $ 4.62 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. Consolidated Atkore Inc.

Adjusted Diluted EPS Reconciliation

(Adjusted Net Income Per Diluted Share)

Consolidated Atkore Inc.

(in thousands, except per share data)	Three months ended June 30, 2023	March 31, 2023	June 24, 2022	June 25, 2021	June 26, 2020	June 28, 2019
Net income	$ 201,288	$ 174,194	$ 254,313	$ 175,297	$ 24,078	$ 36,550
Stock-based compensation	5,966	6,863	4,625	3,768	1,656	4,120
Intangible asset amortization	15,192	14,790	8,624	8,707	8,026	7,868
Loss on extinguishment of debt	—	—	—	4,202	—	—
Other [(a)]	5,358	4,276	1,028	(863)	984	5,371
Pre-tax adjustments to net income	26,516	25,929	14,277	15,814	10,666	17,359
Tax effect	(6,629)	(6,482)	(3,569)	(3,954)	(2,667)	(4,253)
Adjusted net income	$ 221,175	$ 193,641	$ 265,021	$ 187,157	$ 32,077	$ 49,656
Weighted-Average Diluted Common Shares Outstanding	38,657	39,749	43,630	47,286	47,819	47,557
Net income per diluted share	$ 5.13	$ 4.31	$ 5.74	$ 3.64	$ 0.49	$ 0.75
Adjusted net income per diluted share	$ 5.72	$ 4.87	$ 6.07	$ 3.96	$ 0.67	$ 1.04

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, "Goodwill and Intangible Assets" in the form 10-Q filed August 8, 2023 for additional information.), release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore

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18© Atkore Adjusted Diluted EPS Reconciliation Consolidated Atkore Inc. (Adjusted Net Income Per Diluted Share, Under Government Grant Accounting Model) (in thousands) June 30, 2023 Income before income taxes (as reported) $ 220,219 Total solar credits generated (a) 20,248 Income before income taxes (adjusted for solar credits) 240,467 Income tax expense (at 24.4%) 58,674 Net Income 181,793 Net income 181,793 Stock-based compensation 5,966 Intangible asset amortization 15,192 Other (b) 5,358 Pre-tax adjustments to net income 26,516 Tax effect (6,629) Adjusted Net Income $ 201,680 Weighted-average Diluted Common Shares Outstanding 38,657 Net income per diluted share $ 4.62 Adjusted net income per diluted share $ 5.22 (a) Solar tax credits generated by the Company were previously recorded as a reduction to cost of sales under the government grant model and would have resulted in higher income before income taxes. See Note 2, “Revenue from Contracts with Customers” in the forms 10-Q filed May 9, 2023 and August 8, 2023 for additional information. (b) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

19© Atkore atkore.com